UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rogers Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders of Pegasystems Inc. (the “Company”) was held on June 25, 2019. At the Annual Meeting, the following items were presented to the stockholders of the Company for their approval, and approved by the indicated votes:

1. To elect the nine nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of stockholders as follows:

	Peter Gyenes	Ronald Hovsepian	Richard Jones	Christopher Lafond	Dianne Ledingham	James O’Halloran	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	72,088,545	72,225,680	71,947,040	72,225,404	72,102,333	71,469,476	71,584,007	71,571,333	71,981,587
AGAINST	277,458	140,400	420,020	140,428	264,918	898,562	783,303	773,025	385,315
ABSTAIN	22,068	21,991	21,011	22,239	20,820	20,033	20,761	43,713	21,169
NON VOTES	4,565,329	4,565,329	4,565,329	4,565,329	4,565,329	4,565,329	4,565,329	4,565,329	4,565,329

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis by a vote of stockholders as follows:

Executive Compensation
FOR	71,636,654
AGAINST	197,147
ABSTAIN	554,270
NON VOTES	4,565,329

3. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposal was approved by a vote of stockholders as follows:

Auditors
FOR	76,693,474
AGAINST	238,775
ABSTAIN	21,151

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.
Date: June 27, 2019

	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary